                                                                               Exhibit 99.4
-------------------------------------------------------------------------------------------------------------------
                                                                               Monthly Operating Report

   -------------------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.                                  ACCRUAL BASIS
   -------------------------------------------------------

   -------------------------------------------------------
   CASE NUMBER: 400-42144                                                      02/13/95, RWD, 2/96
   -------------------------------------------------------

   -------------------------------------------------------
   JUDGE: Barbara J. Houser
   -------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT

                                               NORTHERN DISTRICT OF TEXAS

                                                     SIXTH DIVISION

                                                 MONTHLY OPERATING REPORT

                                               MONTH ENDING: APRIL 30, 2001


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
     DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY
     OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
     ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
     ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
     RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY
     KNOWLEDGE.


     RESPONSIBLE PARTY:

     /s/ Drew Keith                                                     Chief Financial Officer
     -------------------------------------------                ----------------------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                TITLE

     Drew Keith                                                             5/21/01
     -------------------------------------------                ----------------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                      DATE

     PREPARER:

     /s/ Jessica L. Wilson                                              Chief Accounting Officer
     -------------------------------------------                 ------------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                         TITLE

     Jessica L. Wilson                                                      5/21/01
     -------------------------------------------                 ------------------------------------
     PRINTED NAME OF PREPARER                                               DATE

----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Monthly Operating Report

----------------------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                                               ACCRUAL BASIS-1
----------------------------------------------------------
----------------------------------------------------------
CASE NUMBER: 400-42144                                                       02/13/95, RWD, 2/96
----------------------------------------------------------


----------------------------------------------------------
COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE           MONTH                MONTH            MONTH
                                                          ---------------------------------------------------------
ASSETS                                          AMOUNT           April 2001
-------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                     $     40,098      $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                         $   20,335,043                $0                 $0
-------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                            $     40,098      $   20,335,043                $0                 $0
-------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)             $  9,006,275      $    7,277,069                $0                 $0
-------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                             $ 20,429,725      $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                        $    3,000,000                $0                 $0
-------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                        $      170,636                $0                 $0
-------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   $ 21,367,511       ($352,550,096)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                  $ 50,843,609       ($321,767,348)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT           $474,988,760      $  520,767,098                $0                 $0
-------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                $  439,236,027                $0                 $0
-------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                             $474,988,760      $   81,531,071                $0                 $0
-------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                       $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                              $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                     $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                          $525,832,369       ($240,236,277)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                        $       66,785                $0                 $0
-------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                           $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                           $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                       $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                            $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                      ($149,093,374)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                              ($149,026,589)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                          $ 23,187,921      $   22,202,570                $0                 $0
-------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                         $  4,672,323      $            0                $0                 $0
-------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                        $392,188,633      $   17,609,757                $0                 $0
-------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                     $   75,977,338                $0                 $0
-------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES         $420,048,877      $  115,789,665                $0                 $0
-------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                     $420,048,877        ($33,236,924)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                              $   16,327,446                $0                 $0
-------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                         ($223,326,799)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                          $          0       ($206,999,353)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                        $420,048,877       ($240,236,277)               $0                 $0
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

=================================================================================================================
                                                                               Monthly Operating Report
--------------------------------------------------------------
CASE NAME:  Kitty Hawk International, Inc.                                      ACCRUAL BASIS-2
--------------------------------------------------------------

--------------------------------------------------------------
CASE NUMBER: 400-42144                                                         02/13/95, RWD, 2/96
--------------------------------------------------------------

----------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------
                                                   MONTH             MONTH           MONTH       QUARTER
                                              --------------------------------------------------
REVENUES                                      April 2001                                           TOTAL
-----------------------------------------------------------------------------------------------------------------
1.    GROSS  REVENUES                                 $45,920               $0               $0          $45,920
-----------------------------------------------------------------------------------------------------------------
2.    LESS:  RETURNS & DISCOUNTS                      $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
3.    NET  REVENUE                                    $45,920               $0               $0          $45,920
-----------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
-----------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                        $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
5.    DIRECT  LABOR                                   $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
6.    DIRECT  OVERHEAD                                $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
7.    TOTAL  COST  OF  GOODS  SOLD                    $     0               $0               $0          $     0
=================================================================================================================
8.    GROSS  PROFIT                                   $45,920               $0               $0          $45,920
-----------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
-----------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER  COMPENSATION                 $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
10.   SELLING  &  MARKETING                           $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                        $20,048               $0               $0          $20,048
-----------------------------------------------------------------------------------------------------------------
12.   RENT  &  LEASE                                  $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                             $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
14.   TOTAL  OPERATING  EXPENSES                      $20,048               $0               $0          $20,048
-----------------------------------------------------------------------------------------------------------------
15.   INCOME  BEFORE  NON-OPERATING
      INCOME & EXPENSE                                $25,872               $0               $0          $25,872
-----------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
-----------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT.  LIST)               $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT.  LIST)              $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
18.   INTEREST  EXPENSE                               $   165               $0               $0          $   165
-----------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                        $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                    $ 7,942               $0               $0          $ 7,942
-----------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            ($76,827)              $0               $0         ($76,827)
-----------------------------------------------------------------------------------------------------------------
22.   NET  OTHER INCOME & EXPENSES                   ($68,720)              $0               $0         ($68,720)
-----------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-----------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL  FEES                              $71,778               $0               $0          $71,778
-----------------------------------------------------------------------------------------------------------------
24.   U.S.  TRUSTEE  FEES                             $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                             $     0               $0               $0          $     0
-----------------------------------------------------------------------------------------------------------------
26.   TOTAL  REORGANIZATION  EXPENSES                 $71,778               $0               $0          $71,778
=================================================================================================================
27.   INCOME  TAX                                     $ 9,125               $0               $0          $ 9,125
=================================================================================================================
28.   NET  PROFIT  (LOSS)                             $13,689               $0               $0          $13,689
=================================================================================================================

----------------------------------------------------------------------------------------------------------
                                                                         Monthly Operating Report
---------------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                               ACCRUAL BASIS-3
---------------------------------------------------------

---------------------------------------------------------
CASE NUMBER: 400-42144                                                   02/13/95, RWD, 2/96
---------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                            MONTH            MONTH           MONTH           QUARTER
                                        --------------------------------------------------
DISBURSEMENTS                              April 2001                                          TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                  $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                 $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                               $21,000              $0               $0         $21,000
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                   $21,000              $0               $0         $21,000
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)             $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                             $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                       ($21,000)             $0               $0        ($21,000)
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS              ($21,000)             $0               $0        ($21,000)
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                             $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                         $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID              $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                  $     0              $0               $0         $    $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                  $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                  $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                        $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                           $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                     $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                              $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                      $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                   $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                        $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS              $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                          $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                          $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                        $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES              $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                        $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                              $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $     0              $0               $0         $     0
----------------------------------------------------------------------------------------------------------

==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report

     -----------------------------------------------------------------
     CASE NAME:  Kitty Hawk International, Inc.                                        ACCRUAL BASIS-4
     -----------------------------------------------------------------

     -----------------------------------------------------------------
     CASE NUMBER: 400-42144                                                               02/13/95, RWD, 2/96
     -----------------------------------------------------------------


     ------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE          MONTH           MONTH            MONTH
                                                                      -------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                            AMOUNT        April 2001
     ------------------------------------------------------------------------------------------------------------------
     1.     0-30                                                          ($16,000)          $0               $0
     ------------------------------------------------------------------------------------------------------------------
     2.     31-60                                                       $      112           $0               $0
     ------------------------------------------------------------------------------------------------------------------
     3.     61-90                                                          ($1,825)          $0               $0
     ------------------------------------------------------------------------------------------------------------------
     4.     91+                                                         $7,294,782           $0               $0
     ------------------------------------------------------------------------------------------------------------------
     5.     TOTAL ACCOUNTS RECEIVABLE                      $0           $7,277,069           $0               $0
     ------------------------------------------------------------------------------------------------------------------
     6.     AMOUNT CONSIDERED UNCOLLECTIBLE                             $        0           $0               $0
     ------------------------------------------------------------------------------------------------------------------
     7.     ACCOUNTS RECEIVABLE (NET)                      $0           $7,277,069           $0               $0
     ------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------

     AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:    April 2001
                                                                                      ---------------------------------
     ------------------------------------------------------------------------------------------------------------------
                                          0-30            31-60            61-90            91+
     TAXES  PAYABLE                       DAYS             DAYS            DAYS             DAYS            TOTAL
     ------------------------------------------------------------------------------------------------------------------
     1.     FEDERAL                       $    0            $0              $ 0             $     0         $     0
     ------------------------------------------------------------------------------------------------------------------
     2.     STATE                         $    0            $0              $ 0             $     0         $     0
     ------------------------------------------------------------------------------------------------------------------
     3.     LOCAL                         $    0            $0              $ 0             $     0         $     0
     ------------------------------------------------------------------------------------------------------------------
     4.     OTHER (ATTACH LIST)           $    0            $0              $ 0             $     0         $     0
     ------------------------------------------------------------------------------------------------------------------
     5.     TOTAL TAXES PAYABLE           $    0            $0              $ 0             $     0         $     0
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------
     6.     ACCOUNTS PAYABLE              $2,483            $0              $31             $64,271         $66,785
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------

     STATUS OF POSTPETITION TAXES                                              MONTH:    April 2001
                                                                                      ---------------------------------
     ------------------------------------------------------------------------------------------------------------------
                                                        BEGINNING         AMOUNT                           ENDING
                                                           TAX         WITHHELD AND/       AMOUNT            TAX
     FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
     ------------------------------------------------------------------------------------------------------------------
     1.     WITHHOLDING**                                  $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     2.     FICA-EMPLOYEE**                                $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     3.     FICA-EMPLOYER**                                $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     4.     UNEMPLOYMENT                                   $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     5.     INCOME                                         $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     6.     OTHER (ATTACH LIST)                            $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     7.     TOTAL FEDERAL TAXES                            $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL

     ------------------------------------------------------------------------------------------------------------------
     8.     WITHHOLDING                                    $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     9.     SALES                                          $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     10.    EXCISE                                         $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     11.    UNEMPLOYMENT                                   $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     12.    REAL PROPERTY                                  $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     13.    PERSONAL PROPERTY                              $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     14.    OTHER (ATTACH LIST)                            $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     15.    TOTAL STATE & LOCAL                            $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------
     16.    TOTAL TAXES                                    $0              $0                $0              $0
     ------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report

     ---------------------------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.                                        ACCRUAL BASIS-5
     ---------------------------------------------------------------

     ---------------------------------------------------------------
     CASE NUMBER: 400-42144                                                               02/13/95, RWD, 2/96
     ---------------------------------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:    April 2001
                                                                    ----------------------------------------------------
     ----------------------------------------------
     BANK RECONCILIATIONS

                                                      Account #1          Account #2         Account #3
     ------------------------------------------------------------------------------------------------------------------------
     A.          BANK:                                 Bank One            Bank One           Bank One
     ------------------------------------------------------------------------------------------------------
     B.           ACCOUNT NUMBER:                     1559691322          1559691330         9320014690          TOTAL
     ------------------------------------------------------------------------------------------------------
     C.           PURPOSE (TYPE):                      Deposit             Payroll        Health Insurance
     ------------------------------------------------------------------------------------------------------------------------
     1.     BALANCE PER BANK STATEMENT                    $0                  $0                 $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     2.     ADD: TOTAL DEPOSITS NOT CREDITED              $0                  $0                 $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     3.     SUBTRACT: OUTSTANDING CHECKS                  $0                  $0                 $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     4.     OTHER RECONCILING ITEMS                       $0                  $0                 $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     5.     MONTH END BALANCE PER BOOKS                   $0                  $0                 $0                $0
     ------------------------------------------------------------------------------------------------------------------------
     6.     NUMBER OF LAST CHECK WRITTEN           N/A - Lockbox only    No activity       Account closed
     ------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------
     INVESTMENT ACCOUNTS

     -------------------------------------------------------------------------------------------------------------------
                                                       DATE OF          TYPE OF          PURCHASE          CURRENT
     BANK, ACCOUNT NAME & NUMBER                       PURCHASE        INSTRUMENT         PRICE             VALUE
     -------------------------------------------------------------------------------------------------------------------
     7.     N/A
     -------------------------------------------------------------------------------------------------------------------
     8.     N/A
     -------------------------------------------------------------------------------------------------------------------
     9.     N/A
     -------------------------------------------------------------------------------------------------------------------
     10.    N/A
     -------------------------------------------------------------------------------------------------------------------
     11.    TOTAL INVESTMENTS                                                               $0                $0
     -------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------
     CASH

     -------------------------------------------------------------------------------------------------------------------
     12.    CURRENCY ON HAND                                                                                  $0
     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------
     13.    TOTAL CASH - END OF MONTH                                                                         $0
     -------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                     Monthly Operating Report

  --------------------------------------------
  CASE NAME:  Kitty Hawk International, Inc.               ACCRUAL BASIS-6
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42144                                             02/13/95, RWD, 2/96
  --------------------------------------------

                                                                     MONTH:     April 2001
                                                                     --------------------------

  --------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  --------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
  INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
  AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
  COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
  ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF
  NECESSARY.

  --------------------------------------------------------------------
                               INSIDERS
  --------------------------------------------------------------------
                              TYPE OF       AMOUNT       TOTAL PAID
              NAME            PAYMENT        PAID         TO DATE
  --------------------------------------------------------------------
  1.  Pete Sanderlin       Salary               $0          $17,200
  --------------------------------------------------------------------
  2.  Tom Mealie           Salary               $0          $17,200
  --------------------------------------------------------------------
  3.  N/A
  --------------------------------------------------------------------
  4.  N/A
  --------------------------------------------------------------------
  5.  N/A
  --------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO INSIDERS                               $0          $34,400
  --------------------------------------------------------------------


  -------------------------------------------------------------------------------------------
                                        PROFESSIONALS
  -------------------------------------------------------------------------------------------
                           DATE OF COURT                                           TOTAL
                         ORDER AUTHORIZING    AMOUNT      AMOUNT    TOTAL PAID    INCURRED
          NAME                PAYMENT        APPROVED      PAID      TO DATE      & UNPAID *
  -------------------------------------------------------------------------------------------
  1.  N/A
  -------------------------------------------------------------------------------------------
  2.  N/A
  -------------------------------------------------------------------------------------------
  3.  N/A
  -------------------------------------------------------------------------------------------
  4.  N/A
  -------------------------------------------------------------------------------------------
  5.  N/A
  -------------------------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO PROFESSIONALS                             $0         $0            $0          $0
  -------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                 SCHEDULED         AMOUNTS
                                  MONTHLY            PAID            TOTAL
                                 PAYMENTS           DURING           UNPAID
      NAME OF CREDITOR             DUE              MONTH         POSTPETITION
  ------------------------------------------------------------------------------
  1.  GE Capital                    $  855         $   855                $  0
  ------------------------------------------------------------------------------
  2.  GE Capital                    $  784         $     0                $784
  ------------------------------------------------------------------------------
  3.  GE Capital                 varies            $14,865                $  0
  ------------------------------------------------------------------------------
  4.  N/A                                          $     0                $  0
  ------------------------------------------------------------------------------
  5.  N/A                                                                 $  0
  ------------------------------------------------------------------------------
  6   TOTAL                         $1,639         $15,720                $784
  ------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                    Monthly Operating Report

   --------------------------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.                              ACCRUAL  BASIS-7
   --------------------------------------------------------------

   --------------------------------------------------------------
   CASE NUMBER: 400-42144                                                           02/13/95, RWD, 2/96
   --------------------------------------------------------------

                                                                             MONTH: April 2001
                                                                                    -------------------------

   ---------------------------------------
   QUESTIONNAIRE
   ----------------------------------------------------------------------------------------------------------
                                                                                        YES           NO
   ----------------------------------------------------------------------------------------------------------
   1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                          X
   ----------------------------------------------------------------------------------------------------------
   2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                    X
   ----------------------------------------------------------------------------------------------------------
   3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE FROM RELATED PARTIES?                                                X
   ----------------------------------------------------------------------------------------------------------
   4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
         THIS REPORTING PERIOD?                                                          X
   ----------------------------------------------------------------------------------------------------------
   5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                                        X
   ----------------------------------------------------------------------------------------------------------
   6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                  X
   ----------------------------------------------------------------------------------------------------------
   7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
         PAST DUE?                                                                                     X
   ----------------------------------------------------------------------------------------------------------
   8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                              X
   ----------------------------------------------------------------------------------------------------------
   9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                    X
   ----------------------------------------------------------------------------------------------------------
   10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
         DELINQUENT?                                                                                   X
   ----------------------------------------------------------------------------------------------------------
   11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
         REPORTING PERIOD?                                                                             X
   ----------------------------------------------------------------------------------------------------------
   12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                               X
   ----------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled
   -----------------------------------------------------------------------------------------------------------
           upon  acceptance/rejection of leases.
   -----------------------------------------------------------------------------------------------------------
   Item 4 - In April GE Capital was paid for debt outstanding as equipment was located and used in operations.
   -----------------------------------------------------------------------------------------------------------
           Additionally, Landing and parking fees were paid in Fort Wayne, IN in connection with the
   -----------------------------------------------------------------------------------------------------------
           assumption of the lease
   -----------------------------------------------------------------------------------------------------------
   Item 3 - The company currently has a note for $3 mm due from Kalitta Air, owned by Connie Kalitta, for the
   -----------------------------------------------------------------------------------------------------------
           purchase of a Boeing 747 in 11/00.
   -----------------------------------------------------------------------------------------------------------

   ---------------------------------------
   INSURANCE
   -----------------------------------------------------------------------------------------------------------
                                                                                        YES           NO
   -----------------------------------------------------------------------------------------------------------
   1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                        X
   -----------------------------------------------------------------------------------------------------------
   2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
   -----------------------------------------------------------------------------------------------------------
   3.    PLEASE ITEMIZE POLICIES BELOW.
   -----------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
   CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
   BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
                                             INSTALLMENT PAYMENTS
   -----------------------------------------------------------------------------------------------------------
          TYPE OF                                                                        PAYMENT AMOUNT
          POLICY                       CARRIER              PERIOD COVERED                 & FREQUENCY
   -----------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.                                       FOOTNOTES SUPPLEMENT
    -------------------------------------------------------------------

    -------------------------------------------------------------------
     CASE NUMBER: 400-42144                                                          ACCRUAL BASIS
    -------------------------------------------------------------------

                                                                MONTH:                     April 2001
                                                                       ----------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
         ACCRUAL BASIS
         FORM NUMBER     LINE NUMBER                             FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
             6                             All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------------------
                                            Company are disbursed out of Kitty Hawk, Inc. (Parent
    -------------------------------------------------------------------------------------------------------------------------------
                                            Company). Refer to Case # 400-42141
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
             7                             All insurance plans related to the Company are carried
    -------------------------------------------------------------------------------------------------------------------------------
                                            at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -------------------------------------------------------------------------------------------------------------------------------
                                            400-42141.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
            General                        This operation closed in May of 2000. Costs incurred during
    -------------------------------------------------------------------------------------------------------------------------------
                                            April 2001 consisted of costs associated with shut down
    -------------------------------------------------------------------------------------------------------------------------------
                                            procedures and maintaining collateral.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
             3                    8        All cash received into the Company cash accounts is swept
    -------------------------------------------------------------------------------------------------------------------------------
                                            each night to Kitty Hawk, Inc. Master Account (see Case
    -------------------------------------------------------------------------------------------------------------------------------
                                            #400-42141).
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
             3                   31        All disbursements (either by wire transfer or check), including payroll, are
    -------------------------------------------------------------------------------------------------------------------------------
                                            disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -------------------------------------------------------------------------------------------------------------------------------
                                            account.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
             4                     6       All assessments of uncollectible accounts receivable are done
    -------------------------------------------------------------------------------------------------------------------------------
                                            at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    -----------------------------------------------------------------------------------------------------------------------------
                                            are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -----------------------------------------------------------------------------------------------------------------------------
                                            as deemed necessary.
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
             3                     28      All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
             6                   General   The monthly GE Capital payments in the last year of the scheduled payments
    -----------------------------------------------------------------------------------------------------------------------------
                                            are significantly less than payments previously made.
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
             1                      2      In April 2001, $1,000,000 was transferred by HSBC (Trustee) from this
    -----------------------------------------------------------------------------------------------------------------------------
                                            restricted cash account to Aircraft Leasing (Case # 400-42148) restricted cash
    -----------------------------------------------------------------------------------------------------------------------------
                                            account to cover bankruptcy costs incurred by the Senior Secured Note Holders.
    ------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                                                April 2001

8.    OTHER (ATTACH LIST)                                                           $ (352,550,096) Reported
                                                                              --------------------
           Intercompany Receivables                                                   (367,714,128)
           A/R Senior Noteholders                                                          717,116
           A/R 401(k) Loan                                                                  (4,535)
           A/R Insurance                                                                   133,954
           A/R Auction Proceeds                                                             15,540
           A/R Aging Reconciling item                                                       41,110
           Deferred Taxes                                                               13,097,746
           Aircraft held for resale                                                         99,701
           Loan Org Costs                                                                   63,537
           Deposits - Landing Fees                                                               -
           Deposits - Aircraft                                                             360,971
           Deposits - Rent                                                                 218,828
           Security Deposit                                                                420,064
                                                                              --------------------
                                                                                      (352,550,096) Detail
                                                                              --------------------
                                                                                                 -  Difference


22.   OTHER (ATTACH LIST)                                                           $ (149,093,374) Reported
                                                                             ---------------------
           Accrued income taxes                                                       (148,884,521)
           Accrued Misc                                                                   (220,353)
           Accrued Fuel                                                                     11,500
                                                                              --------------------
                                                                                      (149,093,374) Detail
                                                                              --------------------
                                                                                                 -  Difference

27.   OTHER (ATTACH LIST)                                                           $   75,977,338  Reported
                                                                             ---------------------
           Deferred Taxes                                                               87,246,212
           Accrued Taxes payable                                                       (18,954,646)
           Aircraft Maintenance Reserves                                                         -
           Accrued Fuel expenses                                                         5,403,028
           Prepaid Fuel                                                                 (5,661,963)
           Accrued Salaries/Vacation/Employee Benefits                                   4,075,349
           Uncleared 4/28/00 Payroll Checks                                                 66,601
           A/P Other/Accrued/Unrecorded                                                   (275,816)
           Purchase reserves                                                             1,762,176
           Accrued Landing fees/parking/cargo fees                                       1,644,307

CASE NAME:  Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items
           Various accrued taxes                                                         1,313,200
           Other Misc accruals                                                            (641,110)
                                                                                  ----------------
                                                                                        75,977,338  Detail
                                                                                  ----------------
                                                                                                -   Differnece

ACCRUAL BASIS-2

21    NON-OPERATING INCOME (ATT.  LIST)                                                   ($76,827) Reported
                                                                                 -----------------
           Interest income on restricted cash investments                                  (76,827)
                                                                                 -----------------
                                                                                           (76,827) Detail
                                                                                 -----------------
                                                                                                -   Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                                (21,000) Reported
                                                                                 -----------------
                                                                                                -
           Transfer to Inc - all money sweeps                                              (21,000)
                                                                                 -----------------
              to KH Inc. Case #400-42141                                                   (21,000) Detail
                                                                                 -----------------
                                                                                                -   Difference